SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: December 1, 2003



                               eTOTALSOURCE, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)




  COLORADO                        000-49797                  84-10669559
-----------                       ---------                  -----------
(State or other                 (Commission                 (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)



                    1510 Poole Boulevard, Yuba City, CA 95993
                  ---------------------------------------------
                                    (Address)

        Registrant's Telephone Number, Including Area Code: (530) 751-9615
                                                            --------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On November 21, 2003, shareholders voted to amend the Articles to change the number of authorized common shares to 100,000,000.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

          None.


ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

          Financial Statements:   None
          Exhibits:               3.5 Amendment to the Articles of Incorporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: December 1, 2003
                                        eTotalSource, Inc.


                                        By: /s/ Terry Eilers
                                            ----------------------------
                                            Terry Eilers, President